INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-37224 on Form S-8 of Air T, Inc., of our report dated May 31, 2002, appearing in this Annual Report on Form 10-K of Air T, Inc. for the year ended March 31, 2002.



/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP
Charlotte, North Carolina
June 14, 2002








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